UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________

Form 8-K
______________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): October 25, 2017

CDK Global, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-36486	46-5743146
(Commission File Number)	(I.R.S. Employer Identification Number)

1950 Hassell Road, Hoffman Estates, IL 60169
(Registrant's telephone number, including area code)

(847) 397-1700
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Item 2.02. Results of Operations and Financial Condition.

On October 31, 2017, CDK Global, Inc. (the “Company”) issued a press release announcing financial results for its first fiscal quarter ended September 30, 2017 and forward-looking statements relating to forecasted GAAP and adjusted results for the Company’s fiscal year ending June 30, 2018, and targeted adjusted EBITDA exit margin for its fiscal year ending June 30, 2019. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated by reference herein.

Exhibit 99.1 includes adjusted financial measures relating to the Company’s operations, liquidity, and forecasted and targeted outlook. Certain of these adjusted measures will be used in the Company’s first fiscal quarter ended September 30, 2017 analyst conference call. In addition, Exhibit 99.1 includes reconciliations of the reported and forecasted adjusted measures to the comparable GAAP measures, as well as an explanation of how management uses these adjusted measures and the reasons why management views these measures as providing useful information for investors. These adjusted financial measures should be viewed in addition to, and not as an alternative to, financial results prepared in accordance with GAAP, and the financial results calculated in accordance with GAAP and reconciliations from the Company’s results should be carefully evaluated.

The information contained in this Item 2.02 of this Current Report on Form 8-K, as well as Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise be subject to the liabilities of that section. It may only be incorporated by reference in another filing under the Exchange Act or Securities Act of 1933, as amended, if it is expressly incorporated by specific reference in such filing.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On October 31, 2017, the Company announced that, effective December 1, 2017, Robert N. Karp, a named executive officer of the Company for its fiscal year ended June 30, 2017, will depart from his position as the Company’s President, CDK North America. Concurrent with Mr. Karp’s departure, Daniel P. Flynn, a named executive officer of the Company for its fiscal year ended June 30, 2017, and the Company’s Executive Vice President, Business Transformation will replace Mr. Karp as the Company’s President, CDK North America.

(c) On October 25, 2017, the Company appointed Jennifer A. Williams, effective October 31, 2017, as the Company's Vice President, Corporate Controller and Chief Accounting Officer and determined Ms. Williams to be the Company's principal accounting officer.  Ms. Williams, age 43, has served as the Company's Vice President, Corporate Controller since September 2014.  Prior to joining the Company, Ms. Williams was the operational controller from February 2012 to August 2014, and the controller of the Military Systems and Supply Chain divisions from February 2009 to February 2012, for the Aviation business unit of General Electric.  From February 2001 to February 2009, Ms. Williams held various controllership roles, most recently, assistant controller, corporate accounting, at Delphi Corporation. From December 1995 to February 2001, she was in various roles of increasing responsibility in the Audit and Business Advisory Services Division of Arthur Andersen LLP.  Ms. Williams is a certified public accountant and holds a Master of Business Administration and a Bachelor of Arts in Professional Accounting from Michigan State University.

Item 8.01. Other Events.

On October 31, 2017, the Company issued a press release announcing Mr. Flynn’s appointment as the Company’s President, CDK North America. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.2 and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit

99.1	Press Release issued by CDK Global, Inc. on October 31, 2017
99.2	Press Release issued by CDK Global, Inc. on October 31, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CDK Global, Inc.

Date: October 31, 2017	By:	/s/ JOSEPH A. TAUTGES
Joseph A. Tautges
Executive Vice President, Chief Financial Officer